UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 22, 2006
ICON LEASING FUND ELEVEN, LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51916	20-1979428

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Fifth Avenue, 4th Floor, New York, New York 10011

(Address of principal executive offices)      (Zip Code)
Registrant’s telephone number, including area code (212) 418-4700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On August 22, 2006, the manager of ICON Leasing Fund Eleven, LLC. (the “Company”) distributed its 2005 Annual Portfolio Overview (“Portfolio Overview”) to the members of the Company. A copy of the Portfolio Overview is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     99.1 2005 Annual Portfolio Overview.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON INCOME FUND ELEVEN, LLC By: ICON CAPITAL CORP., its Manager
Dated: August 22, 2006	By:	/s/ Thomas W. Martin
Thomas W. Martin
Chief Operating Officer